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                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY

                                    REAFFIRMATION AGREEMENT dated as of November
                           10, 2003 (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among the Subsidiary Loan Parties identified on the signature pages hereto (collectively, the "Reaffirming Parties"), and JPMorgan Chase Bank, a New York banking corporation ("JPMCB"), as collateral agent (in such capacity, the "Collateral Agent"), under the Credit Agreement referred to below.

                  WHEREAS, Dex Media, Inc., a Delaware corporation ("Parent"), Dex Media East, Inc., a Delaware corporation ("Holdings"), Dex Media East LLC, a Delaware limited liability company (the "Borrower"), the Lenders party thereto, and JPMCB, as Administrative Agent, have entered into the Second Amendment and Restatement dated as of October 31, 2003 (the "Second Amendment"), which amends and restates the Credit Agreement dated as of November 8, 2002, as amended, and as in effect on the date hereof (as so amended and restated by the Second Amendment, the "Credit Agreement") among the Parent, Holdings, the Borrower, the Lenders referred to therein, and JPMCB, as Administrative Agent;

                  WHEREAS, each of the Reaffirming Parties is party to one or more of the Loan Documents (such term and each other capitalized term used but not defined herein having the meaning assigned to such terms in the Credit Agreement);

                  WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Second Amendment becoming effective and the consummation of the transactions contemplated thereby; and

                  WHEREAS, the execution and delivery of this Agreement is a condition precedent to making of New Term Loans (as defined in the Second Amendment);

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                  Reaffirmation

                  SECTION 1.01. Reaffirmation. Each of the Reaffirming Parties hereby consents to the Second Amendment and the transactions contemplated thereby, including the New Term Loans, and hereby confirms its respective guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of the Second Amendment and the making of the New Term Loans, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties. Each of the Reaffirming Parties further agrees to take any action that may be required or that is reasonably requested by the Administrative Agent to ensure

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compliance by the Borrower with Section 5.13 of the Credit Agreement and hereby reaffirms its obligations under each similar provision of each Loan Document to which it is party.

                  SECTION 1.02. Amendment and Restatement. On and after the date on which the Second Amendment becomes effective in accordance with Section 4 thereof:

                  (a) Each reference, whether direct or indirect, in each Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as such agreement may be amended, amended and restated, modified or supplemented and in effect from time to time.

                  (b) The definition of any term defined in any Loan Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the defined term in the Credit Agreement, as the same may be amended, amended and restated, modified or supplemented and in effect from time to time.

                                   ARTICLE II

                         Representations and Warranties

                  Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:

                  SECTION 2.01. Organization. Such Reaffirming Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                  SECTION 2.02. Authority; Enforceability. Such Reaffirming Party has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                  SECTION 2.03. Loan Documents. The representations and warranties of such Reaffirming Party contained in each Loan Document are true and correct with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct as of such earlier date).

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                                   ARTICLE III

                                  Miscellaneous

                  SECTION 3.01. Notices. All notices hereunder shall be given in accordance with Section 9.01 of the Credit Agreement; provided that, for this purpose, the address of each Reaffirming Party shall be the one specified for the Borrower under the Credit Agreement.

                  SECTION 3.02. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                  SECTION 3.03. Effectiveness; Counterparts. This Agreement shall become effective on the date when (i) copies hereof which, when taken together, bear the signatures of each of the Subsidiary Loan Parties set forth on the signature pages hereto and the Collateral Agent shall have been received by the Administrative Agent (or its counsel) and (ii) the Second Amendment has become effective in accordance with its terms. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 3.04. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Loan Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall be construed as a release or other discharge of the Borrower or any other Subsidiary Loan Party under any Loan Document from any of its obligations and liabilities under the Credit Agreement or the other Loan Documents. Each of the Credit Agreement and the other Loan Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.

                  SECTION 3.05. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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                  SECTION 3.06. No Other Amendments; Confirmation. Except as
expressly set forth herein, no other amendments to any Loan Document are intended hereby and all other provisions of the Loan Documents are and shall remain in full force and effect.


                  IN WITNESS WHEREOF, each Reaffirming Party and the Collateral Agent, for the benefit of the Secured Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                    DEX MEDIA EAST FINANCE CO.,

                                    by /S/  George Burnett
                                       ----------------------------------------
                                       Name:   George Burnett
                                       Title:  Chief Executive Officer

                                    DEX MEDIA INTERNATIONAL, INC.
                                    (formerly "LCI International, Inc."),

                                    by /S/  George Burnett
                                       ----------------------------------------
                                       Name:   George Burnett
                                       Title:  Chief Executive Officer

                                    JPMORGAN CHASE BANK, as Collateral Agent,

                                       /S/  Thomas H. Koziark
                                       ----------------------------------------
                                       Name:   Thomas H. Koziark
                                       Title:  Vice President

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